Filed Pursuant to Rule 497

Registration No. 333-212323

CION ARES DIVERSIFIED CREDIT FUND

Supplement dated January 9, 2017

To

Prospectus and Statement of Additional Information dated December 1, 2016

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CION Ares Diversified Credit Fund (the “Fund”) dated December 1, 2016 (the “Prospectus”), and the Statement of Additional Information of the Fund dated December 1, 2016 (the “Statement of Additional Information”). This supplement is part of, and should be read in conjunction with, the Prospectus and the Statement of Additional Information. The Prospectus and the Statement of Additional Information have been filed with the U.S. Securities and Exchange Commission, and are available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus or the Statement of Additional Information, as applicable, unless otherwise stated herein.

This supplement amends the indicated sections of the Prospectus as follows:

DESCRIPTION OF CAPITAL STRUCTURE

The second paragraph in the section entitled “Description of Capital Structure — Number of Trustees; Appointment of Trustees; Vacancies; Removal” on page 80 of the Prospectus is hereby replaced in its entirety with the following:

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) (i) with cause, by at least two-thirds (66 2/3%) of the remaining Trustees; or (ii) without cause, by all of the remaining Trustees.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The fourth sentence in the section entitled “Anti-Takeover Provisions in the Declaration of Trust” on page 92 of the Prospectus is hereby replaced in its entirety with the following:

A Trustee may be removed from office (i) with cause only by a written instrument signed or adopted by two-thirds of the remaining Trustees; or (ii) without cause only by a written instrument signed or adopted by all of the remaining Trustees.

This supplement amends the indicated section of the Statement of Additional Information as follows:

ADDITIONAL INFORMATION

The following sub-section is added at the end of the section entitled “Additional Information” on page B-33 of the Statement of Additional Information:

Other Information Regarding the Plan of Distribution

Shares of the Fund will be continuously offered through ALPS Distributors, Inc., as the exclusive distributor. The Fund has authorized one or more intermediaries (e.g., brokers, investment advisers, etc., collectively “Intermediaries”) to receive orders on its behalf. Such Intermediaries are authorized to designate other Intermediaries to receive orders on the Fund’s behalf. The Fund will be deemed to have received an order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. The Shares will be offered at NAV per Share calculated each regular business day.

Please retain this Supplement with your Prospectus and Statement of Additional Information.